SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                                              0-19410
(State or Other Jurisdiction                            (Commission File Number)
       of Incorporation)

                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

               Point Therapeutics, Inc. ("Point") issued a press release on November 17, 2005 announcing that Point presented preclinical data on its lead product candidate talabostat, demonstrating anti-tumor activity when combined with either pemetrexed or erlotinib in a non-small lung cancer xenograft model in immunodeficient mice at a poster session today at the AACR-EORTC-NCI International Conference on Molecular Targets and Cancer Therapeutics in Philadelphia, PA.

               A copy of the press release dated November 17, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01      Financial Statements and Exhibits.

               (c) Exhibits.

               99.1 - Press release issued by Point dated November 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POINT THERAPEUTICS, INC.


November 17, 2005               By: /s/ Donald R. Kiepert, Jr.
                                    --------------------------
                                Name: Donald R. Kiepert, Jr.
                                Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit        Description
-------        -----------
99.1           Press release issued by Point Therapeutics, Inc. ("Point") on
               November 17, 2005 announcing that Point presented preclinical data on its lead product candidate talabostat, demonstrating anti-tumor activity when combined with either pemetrexed or erlotinib in a non-small lung cancer xenograft model in immunodeficient mice at a poster session today at the AACR-EORTC-NCI International Conference on Molecular Targets and
               Cancer Therapeutics in Philadelphia, PA.